UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2009, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that its board of directors has named Bruce M. Witherell as the company’s chief operating officer, effective September 14, 2009.

A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Witherell, 49, joins Freddie Mac from PrimeStone Partners, LLC, a private investment and advisory firm. Previously, Witherell served as managing director and global co-head of the residential mortgage business of Morgan Stanley, a global financial services firm, from December 2006 to May 2008. Before his service at Morgan Stanley, he worked in various roles at Lehman Brothers Holdings Inc., a global investment bank, for 15 years, including as chief executive officer of Lehman Brothers Bank and as chief executive officer of Aurora Loan Services from 2003 to 2006.

Freddie Mac has entered into a Memorandum Agreement with Witherell, which provides for his employment as chief operating officer of Freddie Mac. A copy of the Memorandum Agreement is filed as Exhibit 10.1 to this Report on Form 8-K and incorporated herein by reference. The Federal Housing Finance Agency (“FHFA”), the company’s conservator, has approved this Memorandum Agreement and consulted with the U.S. Department of the Treasury (“Treasury”).

The terms of his Memorandum Agreement provide Witherell with the following during his employment with Freddie Mac:

•	An annual base salary of no less than $700,000, which amount may be increased in the discretion of Freddie Mac, subject to approval by FHFA after consulting with Treasury;

•	To the extent permitted by FHFA, in consultation with Treasury, after receipt of clarification on the impact of recent regulatory actions impacting Freddie Mac’s executive compensation, a short-term and long-term incentive opportunity that, when added to his base salary, would be consistent with the level of compensation provided by Freddie Mac’s major competitors;

•	Relocation benefits consistent with Freddie Mac’s standard executive relocation benefit as well as nine months temporary lodging at a local apartment (in lieu of Freddie Mac’s standard temporary living relocation benefit), reimbursement for reasonable commuting and necessary living expenses, and reimbursement for travel between the Washington, D.C. area and New York for Witherell and his immediate family members for the first nine months of his employment;

•	The opportunity to participate in all employee benefit plans offered to Freddie Mac’s senior executive officers, including the company’s Supplemental Executive Retirement

Plan, pursuant to the terms of these plans. For a description of these plans see Freddie Mac’s Form 10-K/A filed April 30, 2009; and

•	If Freddie Mac terminates Witherell’s employment for any reason other than cause (as is defined in the Memorandum Agreement), he will be eligible to receive severance pay (which will generally be for no less than 12 months) and other benefits pursuant to the terms of any then-applicable Freddie Mac severance policy, subject to the approval of FHFA. In addition, in the event that Freddie Mac terminates Witherell’s employment for any reason or he voluntarily terminates his employment, then Freddie Mac will provide him with any earned but unpaid base salary through the date of termination, any accrued but unpaid vacation through the date of termination, and any reasonable business expenses incurred through the date of termination. For a description of Freddie Mac’s current officer severance policy, see Freddie Mac’s Form 10-K/A filed April 30, 2009. Freddie Mac’s current officer severance policy is filed as Exhibit 10.30 to Freddie Mac’s Form 10 filed July 18, 2008.

Witherell is subject to non-competition and non-solicitation of employees restrictions for a period of two years and one year, respectively, following any termination of his employment, and he is also subject to certain restrictions with respect to confidential information obtained during the course of his employment.

Freddie Mac also has entered into a Recapture Agreement with Witherell. A copy of the Recapture Agreement is filed as Exhibit 10.2 to this Report on Form 8-K and incorporated herein by reference. The Recapture Agreement provides for Freddie Mac’s recapture from Witherell of Recapture Eligible Compensation (which, as defined in the Recapture Agreement, varies depending on which Triggering Event has occurred) if, at any time during Witherell’s employment with Freddie Mac (or, under certain circumstances after termination of his employment), the board of directors determines and notifies Witherell in writing that any Triggering Event (as defined in the Recapture Agreement) has occurred. The Recapture Period (as defined in the Recapture Agreement) also varies depending on which Triggering Event has occurred. In the event that Witherell is terminated for cause (as defined in the Recapture Agreement), he forfeits rights to any future payment of annual short-term incentive, long-term incentive or severance benefits that might otherwise have been due pursuant to the terms of applicable plans or awards from the date of Witherell’s termination forward. The board has discretion to determine the appropriate amount required to be recaptured, if any, upon a Triggering Event, which is intended to be the compensation in excess of what Freddie Mac would have paid Witherell had Freddie Mac taken into consideration the impact of the Triggering Event at the time such compensation was awarded.

Freddie Mac also agreed to enter into an indemnification agreement with Witherell. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s current report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of this indemnification agreement, see Freddie Mac’s Form 10-K/A filed April 30, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this Report on Form 8-K:

10.1	Memorandum Agreement, dated August 13, 2009, between Freddie Mac and Bruce M. Witherell
10.2	Recapture Agreement, dated August 17, 2009, between Freddie Mac and Bruce M. Witherell
99.1	Press release, dated August 18, 2009, issued by Freddie Mac

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr. Chief Executive Officer

Date:  August 18, 2009

EXHIBIT INDEX

10.1	Memorandum Agreement, dated August 13, 2009, between Freddie Mac and Bruce M. Witherell
10.2	Recapture Agreement, dated August 17, 2009, between Freddie Mac and Bruce M. Witherell
99.1	Press release, dated August 18, 2009, issued by Freddie Mac